UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On September 11, 2017, HTG Molecular Diagnostics, Inc. (the “Company”) announced in a press release that it expects to complete and file the fourth and final module related to the pre-market approval application (PMA) submission for its HTG EdgeSeq ALKPlus Assay in the second quarter of 2018. The first three modules of the PMA have already been submitted to the U.S. Food and Drug Administration for review. Following discussions with FDA, the Company has finalized plans to conduct a method comparison study needed to complete and file the fourth and final module. The Company anticipates completing this study in the first quarter of 2018 and submitting the final PMA module in the second quarter of 2018.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the timing of filing the fourth module of the Company’s HTG EdgeSeq ALKPlus Assay PMA and the benefits and uses of its HTG EdgeSeq ALKPlus Assay EU. Words such as "believes," "anticipates," "plans," "expects," "intends," "will," "goal," "potential" and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management's current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, the risk that FDA submissions may not be completed when expected, if at all, and the Company’s ability to successfully develop, market and/or commercialize new methods, technologies and/or products, including its ability to market, sell and maintain or obtain regulatory approvals for its HTG EdgeSeq ALKPlus Assay EU in Europe or its HTG EdgeSeq ALKPlus Assay in the U.S. These and other factors are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including without limitation its Quarterly Report on Form 10‑Q for the quarter ended June 30, 2017. All forward-looking statements contained in this report speak only as of the date on which they were made, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: September 11, 2017	By:	/s/ Debra A. Gordon
Debra A. Gordon
Vice President and Chief Legal Counsel